EXHIBIT 99.2

TALK FOCUS SDN BHD

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

F-1

TALK FOCUS SDN BHD

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amount expressed in United States Dollars (“US$”), except for number of shares)

	Note	September 30, 2017	December 31, 2016
		(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents		$75,043	$352,238
Accounts receivables	5	274,545	187,224
Other receivables, deposits and prepayments		722,716	340,673
Inventories		429,003	180,027

Total current assets		1,501,307	1,060,162

Non-current asset:
Property, plant and equipment, net		275,695	327,531

TOTAL ASSETS		$1,777,002	$1,387,693

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payables, trade		$240,875	$298,794
Amounts due to a related company		7,948,593	7,233,417
Amounts due to directors		-	3,809
Current portion of obligation under finance lease	6	15,641	15,790
Other payables and accrued liabilities		1,577,805	764,583

Total current liabilities		9,782,914	8,316,393

Long-term liability:
Non-current portion of obligation under finance lease	6	12,532	23,861

TOTAL LIABILITIES		$9,795,446	$8,340,254

Commitments and contingencies (Note 11)

Total deficit:
Stockholders’ deficit:
Issued capital, US$0.2861 par value; 10,000,000 shares authorized; 10,000,000 shares issued and outstanding as of September 30, 2017 and December 31, 2016, respectively	7	$2,861,230	$2,861,230
Accumulated other comprehensive income		1,121,616	1,570,025
Accumulated deficit		(11,958,270)	(11,362,262)
Total stockholders’ deficit		(7,975,424)	(6,931,007)
Non-controlling interest		(43,020)	(21,554)

Total deficit		(8,018,444)	(6,952,561)

TOTAL LIABILITIES AND DEFICIT		$1,777,002	$1,387,693

See accompanying notes to condensed consolidated financial statement

F-2

TALK FOCUS SDN BHD

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS

(Amount expressed in United States Dollars (“US$”), except for number of shares)

		Three Months ended Sept 30		Nine Months ended Sept 30
	Note	2017	2016	2017	2016

Revenues, net		$338,394	$313,507	$1,375,276	$1,003,303

Cost of revenues		(192,935)	(170,510)	(1,131,755)	(733,088)

Gross (loss) profit		145,459	142,997	243,521	270,215

Operating expenses:
General and administrative		(255,144)	(404,130)	(869,033)	(1,091,632)

Loss from operations		(109,685)	(261,133)	(625,512)	(821,417)

Other income (expense):
Interest expense		(588)	(673)	(1,403)	(772)
Other income		9,304	46	9,441	2,275

Loss before income taxes		(100,969)	(261,760)	(617,474)	(819,914)

Income tax expense	8	-	-	-	-

NET LOSS		$(100,969)	$(261,760)	$(617,474)	$(819,914)

Net income (loss) attributable to non-controlling interests		23,473	-	21,466	-

Net loss attributable to the Company		$(77,496)	$(261,760)	$(596,008)	$(819,914)

Other comprehensive (expense) income:
-Foreignexchangeadjustment(loss)income		(218,907)	395,286	(448,409)	(212,306)

COMPREHENSIVE (LOSS) PROFIT		$(296,403)	$133,526	$(1,044,417)	$(1,032,220)

See accompanying notes to condensed consolidated financial statements.

F-3

TALK FOCUS SDN BHD

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amount expressed in United States Dollars (“US$”))

	Nine Months ended September 30
	2017	2016
Cash flows from operating activities:
Net loss	$(617,474)	$(819,915)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property, plant and equipment	86,961	163,005
Plant and equipment written off	-	60
Loss on disposal of property, plant and equipment	-	171
Operating loss before working capital changes	(530,513)	(656,679)
Changes in operating assets and liabilities:
Accounts receivables	(469,364)	(790,742)
Trade and other payables	755,303	799,686
Inventories	(248,976)	41,424
Net cash used in operating activities	(493,550)	(606,311)

Cash flows from investing activities:
Purchase of property, plant and equipment	(16,842)	(140,176)
Proceeds from disposal of plant and equipment	-	738
Net cash used in investing activities	(16,842)	(139,438)

Cash flows from financing activities:
(Repayment)/Advances to directors	(3,809)	(3,276)
Advances from related parties	715,176	798,145
Placement of time deposits	-	(10,292)
Payments on finance lease	(11,478)	43,742
Net cash provided by financing activities	699,889	828,319

Foreign currency translation adjustment	(466,692)	(132,529)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(277,193)	(49,959)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	352,238	173,034

CASH AND CASH EQUIVALENTS, END OF PERIOD	$75,043	$123,075

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income tax	$-	$-
Cash paid for interest	$1,324	$772

See accompanying notes to condensed consolidated financial statements

F-4

TALK FOCUS SDN BHD

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(Amount expressed in United States Dollars (“US$”), except for number of shares)

	Common stock		Accumulated other comprehensive	Accumulated	Total Talk Focus stockholders’	Non- controlling	Total
	No. of share	Amount	income	deficit	deficit	interests	deficit

Balance as of January 1, 2017	10,000,000	$2,861,230	$1,570,025	$(11,362,262)	$(6,931,007)	$(21,554)	$(6,952,561)

Net loss for the period	-	-	-	(596,008)	(596,008)	(21,466)	(617,474)
Foreign currency translation adjustment	-	-	(448,409)	-	(448,409)	-	(448,409)

Balance as of September 30, 2017	10,000,000	$2,861,230	$1,121,616	$(11,958,270)	$(7,975,424)	$(43,020)	$(8,018,444)

See accompanying notes to condensed consolidated financial statements.

F-5

TALK FOCUS SDN BHD

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

(Unaudited)

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared by management in accordance with both accounting principles generally accepted in the United States (“GAAP”), and the instructions to Rule 10-01 of Regulation S-X. Certain information and note disclosures normally included in audited financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading.

In the opinion of management, the balance sheet as of December 31, 2016 which has been derived from the audited financial statements and these unaudited condensed financial statements reflect all normal and recurring adjustments considered necessary to state fairly the results for the periods presented. The results for the period ended June 31, 2017 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2017 or for any future period.

These unaudited financial statements and notes thereto should be read in conjunction with the audited financial statements for the year ended December 31, 2016.

NOTE 2 – ORGANIZATION AND BUSINESS BACKGROUND

TALK FOCUS Sdn Bhd (“Talk Focus” or “the Company”) was incorporated and registered as a private limited liability company in Malaysia on November 10, 2006. The Company is organized for investment holding and its principal place of operation is located at K-2-8, 2nd floor, Kuchai Business Park, Jalan 1/127, off Jalan Kuchai Lama, 58200 Kuala Lumpur.

Currently, the Company, through its subsidiaries, is principally engaged in the provision of telecommunication related services in Malaysia.

Pursuant to its Memorandum and Articles of Association, the authorized issued capital is 10,000,000 Malaysian Ringgit, denoted by MYR, representing the number of 10,000,000 shares with a par value of MYR1 (equivalent to $0.2861).

The Company’s fiscal year end is December 31.

Summary of the Company’s subsidiaries

	Name of entities	Place of incorporation	Date of incorporation	Issued capital	Nature of business	Equity interests owned by the Company

1.	Technology Revolution On Net Distribution Sdn. Bhd. (Tron Distribution)	Malaysia	July 11, 2011	100 issued shares of ordinary shares of MYR 1 each	Dormant	100%

2.	Technology Revolution On Net Marketing Sdn. Bhd. (Tron Marketing)	Malaysia	July 11, 2011	100 issued shares of ordinary shares of MYR 1 each	Dormant	100%

F-6

TALK FOCUS SDN BHD

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

(Unaudited)

	Name of entities	Place of incorporation	Date of incorporation	Issued capital	Nature of business	Equity interests owned by the Company

3.	Technology Revolution On Net System Sdn. Bhd.	Malaysia	December 12, 2011	100 issued shares of ordinary shares of MYR 1 each	Dormant	100%

4.	TF Learning Centre Sdn. Bhd.	Malaysia	March 18, 2016	2 issued shares of ordinary shares of MYR 1 each	Dormant	100%

5.	Tronexus Global Sdn. Bhd	Malaysia	April 13, 2016	1,000 issued shares of ordinary shares of MYR 1 each	Sales of prepaid sim-cards, reload coupons and other related products through a referral program module	51%

Talk Focus and its subsidiaries are hereinafter referred to as (the “Company”).

NOTE 3 – GOING CONCERN UNCERTAINTY

The accompanying condensed consolidated financial statements have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

For the period ended September 30, 2017, the Company reported a net loss of $617,474 and working capital deficit of $8,281,609 as of September 30, 2017. The Company had total stockholders’ deficit of $7,975,424 as of September 30, 2017 from recurring losses and significant short-term debt obligations maturing in less than one year. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The continuation of the Company as a going concern is dependent upon improving the profitability and the continuing financial support from its stockholders or other capital sources. Management believes that the continuing financial support from the existing shareholders or external debt financing will provide the additional cash to meet the Company’s obligations as they become due.

These condensed consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

NOTE 4 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying condensed financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying condensed financial statements and notes.

•	Basis of presentation

These accompanying condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

F-7

TALK FOCUS SDN BHD

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

(Unaudited)

•	Use of estimates

In preparing these condensed consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

•	Basis of consolidation

The condensed consolidated financial statements include the accounts of Talk Focus and its subsidiaries. All significant inter-company balances and transactions between the Company and its subsidiaries have been eliminated upon consolidation.

•	Cash and cash equivalents

Cash and cash equivalents represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

•	Accounts receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on managements’ assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment. The Company considers the allowance for doubtful accounts for any estimated losses resulting from the inability of its customers to make required payments. For the receivables that are past due or not being paid according to payment terms, the appropriate actions are taken to exhaust all means of collection, including seeking legal resolution in a court of law. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

•	Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational:

Categories	Expected useful life
Furniture and fittings	5 years
Hostel, shop and office equipment	5 years
Computer software and equipment	5 years
Motor vehicles	5 years
Signboard	10 years
Renovation	5 years

Expenditure for maintenance and repairs is expensed as incurred. The gain or loss on the disposal of property, plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the statement of operations.

Depreciation expense for the nine months ended September 30, 2017 and 2016 amounted to $89,961 and $163,005, respectively.

F-8

TALK FOCUS SDN BHD

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

(Unaudited)

•	Impairment of long-lived assets

Long-lived assets primarily include goodwill and property, plant and equipment. In accordance with the provision of ASC Topic 360, “Impairment or Disposal of Long-Lived Assets”, the Company generally conducts its annual impairment evaluation to its long-lived assets, usually in the fourth quarter of each fiscal year, or more frequently if indicators of impairment exist, such as a significant sustained change in the business climate. The recoverability of long-lived assets is measured at the lowest level group. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment charge for the periods presented.

•	Finance leases

Leases that transfer substantially all the rewards and risks of ownership to the lessee, other than legal title, are accounted for as finance leases. Substantially all of the risks or benefits of ownership are deemed to have been transferred if any one of the four criteria is met: (i) transfer of ownership to the lessee at the end of the lease term, (ii) the lease containing a bargain purchase option, (iii) the lease term exceeding 75% of the estimated economic life of the leased asset, (iv) the present value of the minimum lease payments exceeding 90% of the fair value. At the inception of a finance lease, the Company as the lessee records an asset and an obligation at an amount equal to the present value of the minimum lease payments. The leased asset is amortized over the shorter of the lease term or its estimated useful life if title does not transfer to the Company, while the leased asset is depreciated in accordance with the Company’s depreciation policy if the title is to eventually transfer to the Company. The periodic rent payments made during the lease term are allocated between a reduction in the obligation and interest element using the effective interest method in accordance with the provisions of ASC Topic 835-30, “Imputation of Interest”.

•	Revenue recognition

The Company recognizes its revenue in accordance with ASC Topic 605, “Revenue Recognition”, upon the delivery of its products when: (1) title and risk of loss are transferred; (2) persuasive evidence of an arrangement exists; (3) there are no continuing obligations to the customer; and (4) the collection of related accounts receivable is reasonably assured. The Company’s sale arrangements do not contain general rights of return.

Prepaid telecom revenues are collected by its distributors and/or resellers through the sale of our branded prepaid or reload cards, which are sold in a form of SIM/reload cards to its final customers through its distributors and/or resellers. The sale of SIM, prepaid or reload cards is recognized as revenue when the products are delivered to its distributors and/or resellers, based upon their request. Prepaid cards will expire two years after the date of card production if they have never been activated. The proceeds from the expired cards are recognized as revenue upon expiration of cards.

•	Cost of revenues

Cost of revenue consists primarily of cost of SIM and prepaid/reload cards, telecommunication services and traffic charges which are directly attributable to the delivery of telecom service upon the activation of prepaid and/or reload cards.

•	Comprehensive income

ASC Topic 220, “Comprehensive Income” establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying statements of stockholders’ equity consists of changes in unrealized gains and losses on foreign currency translation and cumulative net change in the fair value of available-for-sale investments held at the balance sheet date. This comprehensive income is not included in the computation of income tax expense or benefit.

F-9

TALK FOCUS SDN BHD

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

(Unaudited)

•	Non-controlling interests

Non-controlling interests represent the equity interest in the capital contributions, income and loss of less than wholly-owned and consolidated entities that is not attributable to the Company.

•	Income tax expense

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC Topic 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

The Company conducts major businesses in Malaysia and Indonesia and is subject to tax in their own jurisdictions. As a result of its business activities, the Company will file separate tax returns that are subject to examination by the local and foreign tax authorities.

•	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The functional currency of the Company is the United States Dollars (“US$”) and the accompanying financial statements have been expressed in US$. In addition, the Company maintains its books and record in a local currency, Malaysian Ringgit (“MYR” or “RM”), which is functional currency as being the primary currency of the economic environment in which the entity operates.

In general, for consolidation purposes, assets and liabilities of its subsidiaries whose functional currency is not US$ are translated into US$, in accordance with ASC Topic 830-30, “Translation of Financial Statement”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements of foreign subsidiary are recorded as a separate component of accumulated other comprehensive income.

Translation of amounts from the local currency of the Company into US$1 has been made at the following exchange rates for the respective periods:

	As of and for the year ended September 30,
	2017	2016
Period-end MYR : US$1 exchange rate	4.2275	4.1455
Period average MYR : US$1 exchange rate	4.3327	4.0649

F-10

TALK FOCUS SDN BHD

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

(Unaudited)

•	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•	Segment reporting

ASC Topic 280, “Segment Reporting” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. During the periods ended September 30, 2017 and 2016, the Company operates in one reportable operating segment in Malaysia.

•	Fair value of financial instruments

The carrying value of the Company’s financial instruments (excluding obligation under finance lease): cash and cash equivalents, time deposits, accounts receivable, deposits and other receivables, amount due to related parties and other payables approximate at their fair values because of the short-term nature of these financial instruments.

Management believes, based on the current market prices or interest rates for similar debt instruments, the fair value of its obligation under finance lease approximates the carrying amount.

The Company also follows the guidance of the ASC Topic 820-10, “Fair Value Measurements and Disclosures” ("ASC 820-10"), with respect to financial assets and liabilities that are measured at fair value. ASC 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

•	Level 1 : Observable inputs such as quoted prices in active markets;

•	Level 2 : Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3 : Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions

As of September 30, 2017, the Company did not have any nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements, at least annually, on a recurring basis, nor did the Company have any assets or liabilities measured at fair value on a non-recurring basis.

•	Recent accounting pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

F-11

TALK FOCUS SDN BHD

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

(Unaudited)

NOTE 5- ACCOUNTS RECEIVABLES

	September 30, 2017	December 31, 2016
		(Audited)
Trade receivables due from:
-Third parties	$150,578	$78,010
-Related parties	123,967	109,214
	$274,545	$187,224

NOTE 6 – OBLIGATION UNDER FINANCE LEASE

The Company purchased motor vehicles under a finance lease agreement with the effective interest rates ranging from 2.74% to 3.30% per annum. The obligation under the finance lease is as follows:

	September 30, 2017	December 31, 2016
		(Audited)
Finance lease	$29,548	$42,303
Less: interest expense	(1,375)	(2,652)

Net present value of finance lease	$28,173	$39,651

Current portion	$15,641	$15,790
Non-current portion	12,532	23,861

Total	$28,173	$39,651

Years ending September 30:
2017	$15,641
2018	12,532

Total	$28,173

F-12

TALK FOCUS SDN BHD

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

(Unaudited)

NOTE 7 – STOCKHOLDERS’ EQUITY

As of September 30, 2017, the number of shares of the Company’s stock issued and outstanding was 10,000,000 shares, at par value of US$0.2861.

NOTE 8 – INCOME TAX EXPENSE

Malaysia

All of the Company’s subsidiaries operating in Malaysia are subject to the Malaysia Corporate Tax Laws at a progressive income tax rate of 18% (for Company with paid up capital not more than RM2.5 million and on the first RM 500,000 income) and 24% (on all income for Company with paid up capital more than RM2.5 million and on the remaining balance of income after the first RM500,000 income charged at 18% for Company with paid up capital not more than RM2.5 million) on the assessable income for its tax year. A reconciliation of loss before income taxes to the effective tax rate as follows:

	Nine Months ended September 30,
	2017	2016

Loss before income taxes	$(617,474)	$(819,914)
Statutory income tax rate	24%	24%
Income tax at statutory tax rate	(148,194)	(196,779)
Net operating loss carryforward	148,194	196,779

Income tax expense	$-	$-

NOTE 9 – CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a) Major customers

There is no single customer who accounted for 10% or more of the Company’s sales during the nine months ended September 30, 2017 and 2016. All customers are located in Malaysia.

F-13

TALK FOCUS SDN BHD

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

(Unaudited)

(b) Major vendors

For the nine months ended September 30, 2017 and 2016, the vendor who accounted for 10% or more of the Company’s purchases is presented as follows:

	Nine Months ended September 30, 2017		September 30, 2017
	Purchase	Percentage of purchase	Trade accounts payable
Vendor A	$902,352	95%	$154,164

	Nine Months ended September 30, 2016		September 30, 2016
	Purchase	Percentage of purchase	Trade accounts payable
Vendor A	$679,310	92%	$271,165

The vendor is located in Malaysia

(c) Credit risk

Financial instruments that are potentially subject to credit risk consist principally of trade receivables. The Company believes the concentration of credit risk in its trade receivables is substantially mitigated by its ongoing credit evaluation process and relatively short collection terms. The Company does not generally require collateral from customers. The Company evaluates the need for an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information.

(d) Interest rate risk

The Company’s exposure to interest rate risk primarily relates to the interest income generated from excess cash invested in time deposits, and interest expense incurred on finance leases. The Company has not used derivative financial instruments in its investment portfolio in order to reduce this risk. The Company has not been exposed nor does it anticipate being exposed to material risks due to changes in interest rates.

(e) Exchange rate risk

The reporting currency of the Company is US$. To date the majority of the revenues and costs are denominated in MYR, and a significant portion of the assets and liabilities are denominated in MYR. As a result, the Company is exposed to foreign exchange risk as its revenues and results of operations may be affected by fluctuations in the exchange rate between US$, MYR. If MYR depreciates against US$, the value of MYR revenues and assets as expressed in US$ financial statements will decline. The Company does not hold any derivative or other financial instruments that expose to substantial market risk.

(f) Economic and political risks

Substantially all of the Company’s services are conducted in Malaysia and Asian region. The Company’s operations are subject to various political, economic, and other risks and uncertainties inherent in Malaysia. Among other risks, the Company’s operations are subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations in Malaysia.

F-14

TALK FOCUS SDN BHD

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

(Unaudited)

NOTE 10 – RELATED PARTIES TRANSACTIONS

	Nine Months ended September 30,
	2017	2016

Transaction with a company in which a shareholder has substantial financial interest
Sales	$-	$8,672
Advances received	1,094,671	907,141
Repayment of advances	801,462	-

These transactions are carried out at the commercial term in the normal course of business.

NOTE 11 – COMMITMENTS AND CONTINGENCIES

(a) Capital commitment

As of September 30, 2017, the Company does not have any significant capital commitments.

(b) Operating lease commitment

As of September 30, 2017, the Company has no significant future minimum rental payments due under various operating leases in the next twelve months.

NOTE 12 – SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after September 30, 2017 up through the date of these consolidated financial statements. During the period, the Company did not have any material recognizable subsequent events.

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